Exhibit 99.1

Datacentrex Reports Full Year 2025 Results; Achieves Positive Adjusted EBITDA in Transformational Year

●	Cash and digital assets exceed $59 million as of the date of this release

●	Revenue of approximately $7.0 million and gross profit of approximately $3.4 million

●	Generated positive Adjusted EBITDA of approximately $0.5 million for the year (a non-GAAP measure)

April 13, 2026 – Datacentrex, Inc. (“Datacentrex” or the “Company”) (Nasdaq: DTCX), a diversified technology-driven enterprise operating a digital asset mining business, today announced the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2025. For the year, the Company generated revenue of approximately $7.0 million, gross profit of approximately $3.4 million, and positive Adjusted EBITDA of approximately $0.5 million despite, absorbing substantial one-time costs associated with the completion of its December 2025 merger transaction.

Separately, on March 31, 2026, the Company closed a public offering of common stock and pre-funded warrants for aggregate gross proceeds of approximately $20.2 million, with Dominari Securities LLC serving as sole placement agent. Following the closing of the offering, the Company had more than $59 million in cash and digital assets as of the date of this release, strengthening its balance sheet and providing the Company with flexibility to pursue strategic opportunities, including expansion of digital asset infrastructure and other value-enhancing transactions.

“2025 was a transformational year for Datacentrex, and we are pleased to report positive Adjusted EBITDA for the full year even as we absorbed substantial transaction-related costs to close our merger transaction in December 2025 and establish Datacentrex as a Nasdaq-listed digital infrastructure platform,” said Parker Scott, Chief Executive Officer of Datacentrex. “Generating positive cash-based earnings in our first year of operations, against the backdrop of challenging digital asset market conditions, is a meaningful validation of our model as one of the few public companies pioneering institutional-scale Scrypt-based mining. We have more than $59 million in cash and digital assets on our balance sheet today and are exceptionally well-positioned to pursue strategic expansion and adjacent technology opportunities that can drive and create long-term value for our shareholders.”

Full Year 2025 Operating and Financial Highlights (audited)

●	Revenue of approximately $7.0 million from digital asset mining operations

●	Gross profit of approximately $3.4 million

●	Net loss of approximately $8.5 million, which included approximately $7.5 million of depreciation expense on mining equipment amortized over a two-year useful life, as well as stock-based compensation and professional fees associated with the closing of the going-public transaction

●	Positive Adjusted EBITDA of approximately $0.5 million (a non-GAAP measure, reconciled in the Company’s Form 10-K)

●	3,094 operating Scrypt ASIC miners deployed across four geographically diversified U.S. colocation facilities as of December 31, 2025

●	Approximately 43.3 TH/s of aggregate deployed hashrate and approximately 12.5 MW of deployed power capacity

About Datacentrex, Inc.

Datacentrex, Inc. is a diversified technology-driven enterprise operating a digital asset mining business and transitioning to potential high-growth sectors including digital-asset infrastructure, data-center operations and quantum-computing-adjacent technologies. Datacentrex, Inc. intends to pursue selective investments, partnerships, and acquisitions to drive innovation and value creation. For additional information, please refer to the Company’s filings with the U.S. Securities and Exchange Commission, which are available at www.sec.gov.

Non-GAAP Financial Measures

This press release includes Adjusted EBITDA, which is a non-GAAP financial measure. The Company defines Adjusted EBITDA as net income (loss), adjusted for depreciation and amortization, stock-based compensation, interest expense, net, and certain other items. Adjusted EBITDA is not a measure calculated in accordance with U.S. GAAP and should not be considered in isolation or as a substitute for net income (loss) or any other measure prepared in accordance with U.S. GAAP.

Reconciliations of Adjusted EBITDA to the most comparable U.S. GAAP financial metric as of December 31, 2025 is presented in the table below:

Net Loss	$(8,502,885)

Depreciation	7,503,386

Stock based compensation	1,389,989

Interest expense, net	140,818

Adjusted EBITDA	531,308

Forward-Looking Statements Disclaimer

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including statements regarding Datacentrex’s future financial condition, results of operations, business operations and business prospects, are forward-looking statements. These statements are identified by the use of the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements. All forward-looking statements are subject to important factors, risks, uncertainties, and assumptions, including industry and economic conditions that could cause actual results to differ materially from those described in the forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to, Datacentrex’s ability to successfully achieve its strategic initiatives, including its expectation that it will be able to secure additional miners; unexpected costs, charges or expenses resulting from the merger; potential adverse reactions or changes to business relationships resulting from the completion of the merger; risks related to the inability of Datacentrex to successfully operate as a combined business; risks associated with the possible failure to realize certain anticipated benefits of the merger, including with respect to future financial and operating results; competition in Datacentrex’s markets; risks associated with Datacentrex’s investment strategy, including digital asset market volatility, cybersecurity and custody of digital assets, potential changes in laws or accounting standards relating to digital assets and regulatory developments affecting digital assets; and volatility of Datacentrex’s stock price. Forward-looking statements also are affected by the risk factors described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Investors and security holders are urged to read these documents free of charge on the SEC’s website at: http://www.sec.gov. The risks and uncertainties that Datacentrex has described are not the only ones Datacentrex faces. Additional risks and uncertainties not presently known to Datacentrex or that Datacentrex currently deems immaterial may also affect Datacentrex’s operations. All forward-looking statements speak only as of the date of this press release. You should not place undue reliance on these forward-looking statements. Although the Company believes that its plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, it can give no assurances that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond Datacentrex’s control) and assumptions that could cause actual results to differ materially from historical experience. Actual results may differ materially from those in the forward-looking statements and the trading price for Datacentrex’s common stock may fluctuate significantly. Except as required by law, Datacentrex undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Company Contact

Datacentrex Investor Relations

ir@datacentrex.com

800-403-6150